EXHIBIT 32.1.

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)


I, Wayne Allyn Root, Chief Executive Officer of GWIN, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period April 30, 2006 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                              By: /s/
                                 -------------------------------
                               Wayne Allyn Root
                                  Chief Executive Officer

June 14, 2006

 * A signed original of this written statement required by Section 906 has been provided to GWIN, Inc. and will be retained by GWIN, Inc. and furnished to the Securities Exchange Commission or its staff upon request.